UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2010

MICROMET, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6707 Democracy Boulevard, Suite 505, Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 752-1420

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 10, 2010, Micromet, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Piper Jaffray & Co. (the “Underwriter”). Pursuant to the Purchase Agreement, the Company agreed to sell and the Underwriter agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 9,900,000 shares of the Company’s common stock, par value $0.00004 per share (the “Common Stock”), at a price per share of $7.15. The Underwriter was also granted an option to purchase 1,485,000 additional shares of Common Stock at the same price per share to cover over-allotments. Delivery of the shares sold is expected to occur on November 16, 2010, subject to customary closing conditions. The Purchase Agreement contains customary representations, warranties and covenants by the Company.  It also provides for customary indemnification by each of the Company and the Underwriter for losses or damages arising out of or in connection with the sale of the Common Stock.  The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

The shares sold were registered pursuant to a Registration Statement on Form S-3 (File No. 333-162541) (the “Initial Registration Statement”) that the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), on October 16, 2009 and which was declared effective by the Commission on November 2, 2009, including the prospectus constituting a part thereof, a related Registration Statement on Form S-3 filed with the Commission pursuant to Rule 462(b) under the Act (the “462(b) Registration Statement,” and together with the Initial Registration Statement, the “Registration Statements”), which was effective upon filing, and a final prospectus supplement relating to the shares, dated November 11, 2010, filed with the Commission pursuant to Rule 424(b) under the Act (as so supplemented, collectively, the “Prospectus”). In connection with the filing of the Registration Statements and the Prospectus, Cooley LLP, legal counsel to the Company, issued an opinion and consent to the Company as to the validity of the shares of Common Stock being offered in the Public Offering, which are filed herewith as Exhibits 5.1 and 23.1 and which constitute part of the Registration Statements.

Item 8.01  Other Events.

On November 11, 2010, the Company issued a press release announcing the pricing of the offering.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated November 10, 2010, by and between Micromet, Inc. and Piper Jaffray & Co.
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
99.1	Press Release dated November 11, 2010

Forward-Looking Statements

Certain statements in this Report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the public offering of common stock described herein. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks related to the underwriter’s consummation of its obligations to purchase the securities and whether the Company will be able to satisfy its conditions to close the offering. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in its filings with the Commission. These forward-looking statements represent the Company’s judgment as of the time of this report.  The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMET, INC.

Date: November 12, 2010
	By:	/s/ Barclay A. Phillips
	Name:	Barclay A. Phillips
Title: Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated November 10, 2010, by and between Micromet, Inc. and Piper Jaffray & Co.
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
99.1	Press Release dated November 11, 2010